NEW ENGLAND LIFE INSURANCE COMPANY

501 Boylston Street

Boston, Massachusetts 02116

(617) 578-2000

American Gateway Series

Supplement dated December 30, 2004

to

Prospectus dated May 1, 2000

This supplement updates certain information contained in the prospectus for the above-referenced variable life insurance policy, as supplemented. You should read and retain this supplement.

On December 17, 2004, MetLife, Inc. announced that New England Life Insurance Company (“NELICO”) had received a “Wells Notice” from the Securities and Exchange Commission (“SEC”) in connection with a previously-disclosed SEC investigation regarding a $31 million after-tax charge taken in the 2nd Quarter of 2003 resulting from certain improperly deferred expenses at NELICO. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of U.S. securities laws. Under SEC procedures, NELICO can respond to the SEC staff before the staff makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. NELICO continues to cooperate fully with the SEC in its investigation. NELICO does not believe any such SEC civil action would have an adverse effect on its ability to meet its obligations under the policies.